Exhibit 99.2 Q1 FY20 Earnings and Strategy Update November 5, 2019

Certain statements contained within this release are considered forward- Safe Harbor looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the risk Statement that any projections or guidance, including revenues, margins, earnings, or any other financial results are not realized, adverse changes in the global economic conditions, the impact of changes in tariffs, increased global competition, significant reduction in customer order patterns, loss of key suppliers, loss of or significant volume reductions from key contract customers, financial stability of key customers and suppliers, relationships with strategic customers and product distributors, availability or cost of raw materials and components, changes in the regulatory environment, or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2019 and other filings with the Securities and Exchange Commission. 2

Kimball International Snapshot Key Statistics FY 2019 Financials1 FOUNDED 1950 NET SALES $768M 2 HEADQUARTERS Jasper, IN ADJ. OP. MARGIN 6.9% EMPLOYEES ~3,000 ADJ. EBITDA $69.5M or 9.0%2 SHOWROOMS 12 ADJ. EPS $1.122 MFG. FACILITIES 12 DIVIDEND $11.4M MAJOR BRANDS 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 3

Q1 FY20 Highlights1 Revenue and Profit Cash Flow and Capital ▪ Revenue of $201M, up 4% or 2% organically Allocation ▪ National and Hospitality brands delivered solid growth ▪ Free cash flow2 of $3.7M; 33% free ▪ Kimball brand down on an organic basis; realigning the selling cash flow conversion due to timing of working organization to higher growth markets capital flows and increased Cap Ex spend ▪ National brand new product sales fueling growth ▪ Cap Ex of $7.4M; corporate headquarter remodel ▪ Orders of $190M, down 4% against strong 18% prior year growth; Growth challenged due to Kimball Hospitality orders decline and ▪ Dividends of $2.9M Kimball brand performance; Backlog of $150M, down 1% due to decline in orders ▪ Balance sheet remains strong with minimal debt ▪ Operating Income of 7.5% or 9.8% on an adjusted basis2  increased 200 bps ▪ Gross profit margin of 34.9% increased 100 basis points; Pricing and savings from transformation plan partially offset by sales mix shift ▪ Selling and administrative cost decreased 160 basis points or $1.3M; Invested $1.0M in growth and $0.8M in David Edward; Transformation plan delivered $1.3M in savings; Selling and administrative dollars flat year over year on an adjusted basis Delivering Both Gross Profit ▪ Net Income of $11.4M, an increase of 5% Improvement and S&A Savings as ▪ Adj. EBITDA 2 of $23.8M or 11.8%, up 190 basis points We Convert to a New Operating ▪ Adj. EPS 2 at $0.40, up 29% Model 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 4

US Furniture Leading Indicators 2 BIFMA FURNITURE INDUSTRY TREND1 ($B) ARCHITECTURE BILLINGS INDEX DATA Architecture Billings Index 10.6% 7.4% 3.7% 3.0% $15.6 $15.9 $13.5 $13.6 $14.1 $14.5 2.2% 0.4% 2015 2016 2017 2018 2019F 2020F US Office Total Growth HOSPITALITY INDUSTRY GROWTH: REVPAR ESTIMATED GROWTH RATES3 2020 Estimates 1.9% 1.9% 1.8% 1.0% REVPAR GROWTH 0.9% 1.1% 1.1% 1.0% 0.8% 0.5% 0.8% 0.2% 0.4% 0.4% 0.1% 0.2% 66.1% OCCUPANCY RATE (0.4)% Luxury Upper Upscale Upper-Middle Midscale Economy Independents US Scale Scale 1.9% SUPPLY GROWTH RATE 2019 2020 1 Source: BIFMA (October 2019) 2 Source: AIA (September 2019). 5 3 Source PWC August 2019 Hospitality Directions; REVPAR = Revenue Per Available Room

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Four Strategic Imperatives Create The Foundation For Our Success Inspire Our People Build Our Capabilities Fuel Our Future Accelerate Our Growth CULTIVATE ENHANCE & BUILD OPTIMIZE ADVANCE a High-Performance, Caring Culture New Center-Led Functions our Operational Footprint New Product Development & Processes ENGAGE LAUNCH SELECTIVELY EXPAND New Purpose Organization-wide Centers of Excellence in Key, ELEVATE Verticals & Channels Strategic Areas Production & Process Automation INVEST PROPEL in Training, Technology & Systems DEVELOP GROW Commercial Excellence World-Class Ways Product Margins through of Working to Further Enable Product Engineering, DRIVE our Businesses and Purchase Efficiencies Strategic Acquisitions Enablers Outcomes 7

Transformation Plan Highlights

	Q1 SAVINGS	
1 OPERATIONAL EXCELLENCE Review of Manufacturing Footprint to Reduce Excess Capacity	$3.6M	▪ Exiting leased seating manufacturing facility ▪ Evaluating production capabilities for additional opportunities

2 CENTER LED
Creation of Center-led Functions to Standardize Processes and Eliminate Duplication
	$0.3M	▪ Finance, HR, IT and Legal
		▪ Centralization of supply chain
		  ▪ Maximizing supplier value
		  ▪ Driving efficient operations

3 WAYS OF WORKING Review of Selling Resources / Showrooms	$1.7M	▪ Kimball brand moving resources to higher growth markets ▪ Exiting four product showrooms among the brands
	$5.6M	

PLAN

~$16M
FY2020 Transformation Plan Savings

$18M
Annualized Run Rate by end of FY2020

$8M - $9M
Restructuring Charges Incurred through FY2020

Note: All results are pre-tax figures.

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Quarterly Financial Performance[1]

NET SALES ($M)



$194
$201
Q1 FY19
Q1 FY20

ADJ. EBITDA & MARGIN[2]



$19.2
$23.8
9.9%
11.8%
Q1 FY19
Q1 FY20

ADJ. EPS[2]



$0.31
$0.40
Q1 FY19
Q1 FY20

- 3.8% increase in sales or 1.7% increase organically excluding David Edward
- National and Hospitality with solid growth
- Kimball brand sales down 6% organically with reallocation of selling resources to higher growth verticals and markets during quarter

- Gross margin of 34.9% increased 100 basis points; product pricing and savings from transformation plan partially offset by sales mix; as expected, David Edward acquisition unfavorable impact of 50 basis points
- Selling and administrative expenses of $50.9 million, or 25.2% of net sales, decreased 160 basis points or $1.3 million; On adjusted basis, selling and administrative expenses decreased 90 basis points with dollars flat in comparison to prior year; Benefit from transformation plan ($1.3 million), reduced employee benefit cost ($0.7 million), partially offset by prior year gain on sale of assets ($1.1 million) and David Edward related cost ($0.8 million); Invested $1.0 million in growth initiatives and expect this amount to increase for the remainder of the fiscal year
- Adjusted EPS grew 29% or $0.09 on sales growth and cost savings initiatives

[1] Unaudited. [2] See Appendix for Non-GAAP reconciliations.

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Quarterly Financial Performance1 SALES ($M) ORDERS ($M) $194.1 $201.0 $195.6 $201.4 $177.4 $197.5 $208.8 $191.0 $184.1 $190.3 12.5% 17.8% 16.0% 10.7% 10.2% 11.1% 14.6% 5.0% 13.7% 8.0% 8.1% 3.1% 3.8% (1.6)% (3.6)% 3.6% 1.7% (5.8)% 1.3% (3.3)% Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Sales YoY Sales Growth Organic Growth Orders Received YoY Orders Growth Organic Growth GROSS PROFIT SELLING AND ADMINISTRATIVE EXPENSES2 ($M) 34.9% 34.3% $52.2 $53.0 33.9% $51.5 $51.0 32.3% $47.5 31.9% 26.8% 26.8% 27.0% 25.6% 25.2% Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 S&A Expense S&A as % of Sales 1 Unaudited. 10 2 includes SERP.

New Products Overview 1 NEW PRODUCTS (Excl. Hospitality) $44M +19% $37M 7 7 7 7 8 8 8 8 9 9 9 9 0 1 1 1 1 1 1 1 1 1 1 1 1 2 Y Y Y Y Y Y Y Y Y Y Y Y Y F F F F F F F F F F F F F 1 2 3 4 1 2 3 4 1 2 3 4 1 Q Q Q Q Q Q Q Q Q Q Q Q Q New Product Sales New Product Sales Growth YoY ▪ Office furniture new product sales increased 19% finishing at 30% of total office furniture sales ▪ National brand new products grew 48% making up 33% of their sales during the quarter 1 Unaudited. New product introductions defined as those introduced in the last 3 years. 11

Sales by Vertical1 2-YEAR MIX CHANGE $56.6 $55.3 $46.8 $43.2 $34.6 $34.7 Commercial $28.9 7.5% 8.5% $24.4 9.2% $17.1 $18.6 $18.2 $17.2 15.7% Hospitality 17.2% 18.1% Healthcare 14.3% Commercial Hospitality Healthcare Education Government Finance 11.6% % Change -2% 8% 18% 0% 9% -5% Education 17.3% 23.2% Q1 FY19 Q1 FY20 Government 29.7% 27.4% Finance Q1 FY18 Q1 FY20 2-YEAR STACKED CHANGE ▪ Year over year sales growth in three vertical markets: Healthcare +18%, Hospitality 51% +8% and Government +9% 38% 32% ▪ Commercial decline of 2% due to decline within the Kimball brand 9% 5% ▪ Strong growth in Hospitality and Healthcare over the last two years resulting from strategic focus and strong market dynamics ▪ Mix of Hospitality and Healthcare increasing with growth (29)% Commercial Hospitality Healthcare Education Government Finance 1 Unaudited. 12

Orders by Vertical1 2-YEAR STACKED CHANGE $60.9 35% $53.0 32% $51.2 22% 22% $43.0 11% $29.6 $27.8 $24.8 $21.8 $19.7 $20.2 $18.3 $17.5 (21)% Commercial Hospitality Healthcare Education Government Finance Commercial Hospitality Healthcare Education Government Finance % Change -13% -16% 6% 14% 8% 15% Q1 FY19 Q1 FY20 1 Unaudited. 13

Strong, Flexible Balance Sheet1 CASH USES: FY 2017 – 2019 $134M RETURN ON FCF ($M) & INVESTED CAPITAL FCF CONVERSION Reinvestment 17% $3.7 51.0% Buybacks 42% $2.4 Dividends 23% Acquisitions 33% 18% 42.6% 22% Q1 FY19 Q1 FY20 Q1 FY19 Q1 FY20 ▪ Reinvestment: Capex of $21.0M (FY19), representing 2.6% of ▪ Cash flow from operations of $11.1M sales, relative to historical range of 1.8% to 3.2% ▪ FCF of $3.7M and conversion rate of 33% ▪ Buybacks: Focused on offsetting dilution and utilizing excess ▪ $13.4M reduction in accrued expenses liquidity; current authorized shares remaining of 2.7 million shares ▪ Cap Ex of $7.4M ▪ Dividends: Policy of increasing dividend commensurate with ▪ Dividends of $2.9M growth; 67 years of consecutive dividend payments ▪ Return on Invested Capital of 51.0%2 ▪ Acquisitions: Focused on the core; decisions must tightly align with corporate strategy and our Guiding Principles 1 Unaudited 14 2 Return on Invested Capital definition: [(Earnings Before Interest, Tax and Amortization, CEO transition, Restructuring) * (1-Effective Tax Rate)]/(Equity plus Net Debt)

Thoughtful And RECENT ACQUISITIONS Disciplined M&A Will Complement Organic Premier designer and manufacturer of contract furniture sold in the healthcare, corporate, Growth education and premium hospitality markets Rationale and Benefits ü Highest quality upholstery capability Acquisition Framework ü Capacity for seating, including healthcare STRATEGIC CRITERIA ▪ We are focused on the core; decisions must tightly align with corporate strategy, our Purpose and our Guiding Principles ▪ We will remain disciplined ▪ In general, we are seeking: * Higher growth products that add to our existing platform * New product categories and/or channels where we currently play World class supplier of metal public space and FINANCIAL FILTERS guest room furnishings ▪ Accretive to EPS within first full year Rationale and Benefits ▪ ROIC > WACC within three years ü Reach into hospitality public space areas ü Increased North America manufacturing capabilities 15

Kimball International Is Committed to Three-Year Financial Objectives Fiscal Year 2020 – 2022 FINANCIAL OBJECTIVES ORGANIC REVENUE 4% to 7% CAGR ASSUMPTIONS ▪ US GDP growth of ~1.5% to 2.5% ADJ. EBITDA MARGIN 150 to 250 bps improvement (by FY 2022) ▪ Excludes acquisitions ▪ Share repurchase to offset stock compensation dilution ADJ. EPS 10% to 15% CAGR 16

FY20 EBITDA GROWTH BRIDGE FY'19 Growth Benefit Cost Savings Growth Investment Transformation Cost FY'20 þ Cost Savings Funding þ Growth Benefit Dropping Growth Investment to Bottom Line 17

We Are On a Journey to Excellence – INVEST WITH US Building on our STRONG FOUNDATION; new leadership driving POSITIVE CHANGE through transformational strategy Kimball International Connect Strategy will result in OPERATIONAL EXCELLENCE and ACCELERATED GROWTH With our plan in place and financial objectives aligned with achieving our vision, it’s now TIME TO EXECUTE With our PURPOSE, PEOPLE, BRANDS and OPERATING PROCESS, we are confident in our ability to DELIVER RESULTS Newly Renovated Headquarters 18

Appendix 19

Non-GAAP Reconciliation Millions $ Q1 FY20 (Unaudited) Net Sales, as reported $201.5 Less: David Edward acquisition net sales $4.0 Organic Net Sales $197.5 Millions $ Q1 FY19 Q1 FY20 Selling and Administrative Expenses, as reported $52.2 $50.9 Less: Pre-tax CEO Transition Costs $1.1 $0.2 Less: Pre-tax Expense (Income) Adjustment to SERP Liability $0.4 $0.1 Adjusted Selling and Administrative Expenses $50.8 $50.7 Adjusted Selling and Administrative Expenses as a % of Sales 26.1% 25.2% Millions $ FY18 FY19 Q1 FY19 Q1 FY20 Operating Income, as reported $51.1 $49.5 $13.7 $15.1 Add: Pre-tax CEO Transition Costs $2.0 $1.1 $0.2 Add: Pre-tax Expense (Income) Adjustment to SERP Liability $1.0 $0.7 $0.4 $0.1 Add: Pre-tax Restructuring $0.9 $4.4 Adjusted Operating Income $52.0 $53.1 $15.1 $19.7 Adjusted Operating Income as a % of Sales 7.4% 6.9% 7.8% 9.8% 20

Non-GAAP Millions $ FY18 FY19 Q1 FY19 Q1 FY20 Reconciliation Net Income $34.4 $39.3 $10.9 $11.4 Provision for Income Taxes $17.9 $12.3 $3.5 $4.3 (Unaudited) Income Before Taxes on Income $52.3 $51.7 $14.4 $15.7 Interest Expense $0.2 $0.2 $0.1 $0.0 Interest Income -$1.1 -$1.9 -$0.4 -$0.6 Depreciation $13.7 $14.8 $3.6 $3.6 Amortization $1.8 $1.8 $0.5 $0.5 Pre-tax CEO Transition Costs $2.0 $1.1 $0.2 Pre-tax Restructuring $0.9 $4.4 Adjusted EBITDA $67.0 $69.5 $19.2 $23.8 Adjusted EBITDA as a % of Sales 9.5% 9.0% 9.9% 11.8% Millions $ FY18 FY19 Q1 FY19 Q1 FY20 Diluted Earnings Per Share, as reported $0.92 $1.06 $0.29 $0.31 Add: After-tax CEO Transition Costs1 $0.04 $0.02 $0.01 Add: After-tax Restructuring $0.02 $0.08 Adjusted Diluted Earnings Per Share $0.92 $1.12 $0.31 $0.40 Millions $ FY18 FY19 Q1 FY19 Q1 FY20 Operating Cash Flow, as reported $46.9 $65.0 $7.1 $11.1 Total Capital Expenditures -$22.4 $21.0 -$4.7 -$7.4 Free Cash Flow $24.6 $44.0 $2.4 $3.7 21